UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05128

THE SWISS HELVETIA FUND, INC.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00

Alexandre de Takacsy

Hottinger et Cie

3 Place des Bergues

C.P. 395

CH-1201 Geneva

Switzerland

Date of fiscal year end: December 31

Date of reporting period: July 1, 2010 – September 30, 2010

Item 1. Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited)	September 30, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 94.23%

Banks — 8.44%

434,000	Credit Suisse Group[1] Registered Shares	$18,658,068	4.21%
	A global diversified financial service company with significant activity in private banking, investment banking, asset management and insurance service. (Cost $18,678,431)

1,100,000	UBS AG1,2 Registered Shares	18,780,900	4.23%
	A global diversified financial service company with significant activity in private banking, investment banking and asset management. (Cost $13,652,193)

		37,438,968	8.44%

Biotechnology — 1.22%

352,155	Addex Pharmaceuticals, Ltd.[2,3] Registered Shares	3,766,846	0.85%
Bio-pharmaceutical company that discovers and develops allosteric modulators for human health. Allosteric modulators are a different kind of orally available small molecule therapeutic agent.
	(Cost $17,167,028)

3,029	NovImmune SA2,4,5,6 Common Shares	1,641,230	0.37%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		5,408,076	1.22%

No. of Shares	Security	Fair Value	Percent of Net Assets

Chemicals — 1.47%

31,000	EMS-Chemie Holding AG Registered Shares	$4,981,831	1.12%
	Manufactures and markets performance polymers, high-grade chemical intermediates, fine chemicals, and protective bonding, coating and sealing products. (Cost $4,566,491)

1,500	Givaudan SA Registered Shares	1,541,532	0.35%
	Manufactures and markets fragrances and flavors from natural and synthetic ingredients. (Cost $1,324,258)

		6,523,363	1.47%

Commercial Services — 1.17%

3,200	SGS SA Registered Shares	5,201,494	1.17%
	Provides industrial inspection, analysis, testing and verification services worldwide. (Cost $4,144,258)

		5,201,494	1.17%

Construction & Materials — 3.67%

2,141	Belimo Holding AG Registered Shares	3,482,317	0.78%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $1,618,407)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Construction & Materials — (continued)

2,000	Forbo Holding AG Registered Shares	$1,105,481	0.25%
	Produces floor coverings, adhesives, and belts for conveying and power transmission. (Cost $697,166)

70,700	Holcim, Ltd. Registered Shares	4,566,426	1.03%
	Produces building materials. (Cost $3,960,128)

3,850	Sika AG Bearer Shares	7,144,736	1.61%
	Leading producer of construction chemicals. (Cost $6,224,198)

		16,298,960	3.67%

Diversified Manufacturing Operation — 4.03%

23,000	Burckhardt Compression Holding AG Bearer Shares	5,127,591	1.16%
	Produces compressors for oil refining, the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $4,186,551)

50,000	Huber & Suhner AG Registered Shares	2,922,360	0.66%
	Manufactures telecommunications products and polymer systems. Produces antenna systems, lightning protection, fiber optic cables and connectors and hybrid cables. (Cost $2,305,869)

No. of Shares	Security	Fair Value	Percent of Net Assets

Diversified Manufacturing Operation — (continued)

6,300	Phoenix Mecano AG Bearer Shares	$3,869,185	0.87%
	Produces and sells enclosures, electromechanical components and mechanical components. (Cost $3,300,917)

51,000	Sulzer AG Registered Shares	5,951,175	1.34%
	Manufactures and sells surface coatings, pumps, process engineering equipment and fuel cells. (Cost $5,418,051)

		17,870,311	4.03%

Food & Beverages — 19.08%

135	Lindt & Sprungli AG Registered Shares	3,793,183	0.85%
	Major manufacturer of premium Swiss chocolates. (Cost $471,624)

1,509,000	Nestle SA1 Registered Shares	80,859,972	18.23%
	Largest food and beverage processing company in the world. (Cost $26,138,927)

		84,653,155	19.08%

Industrial Goods & Services — 9.50%

349,000	ABB, Ltd. Registered Shares	7,398,321	1.67%
	The holding company for ABB Group, which is one of the largest electrical engineering firms in the world. (Cost $7,488,128)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Industrial Goods & Services — (continued)

110,000	Gategroup Holding AG2 Bearer Shares	$4,391,218	0.99%
Provides a wide range of global services for airlines, railroads, and hotels. Specializes in catering and hospitality; provisioning and logistics; and onboard solutions to companies that serve people on the move.
	(Cost $4,102,084)

6,440	Inficon Holding AG Registered Shares	909,688	0.21%
	Manufactures and markets vacuum instruments used to monitor and control production processes. Manufactures on-site chemical detection and monitoring systems. (Cost $581,617)

54,744	Kuehne + Nagel International AG Registered Shares	6,612,203	1.49%
	Transports freight worldwide. (Cost $4,438,559)

197,000	Meyer Burger Technology AG2 Bearer Shares	6,251,088	1.41%
	Manufactures industrial cutting equipment. Produces wire, band, ID, OD and diamond wire saws and slurry reclamation equipment. (Cost $5,248,741)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

30,290	Rieter Holding AG1,2 Registered Shares	$8,751,065	1.97%
	Manufactures noise control products and spinning systems and chemical fibre systems, which are used to process cotton and plastic and man-made fibres. (Cost $8,510,182)

11,464	Schweiter Technologies AG Bearer Shares	7,803,429	1.76%
Manufactures textile machinery used primarily in the production and treatment of yarn, thread and textile samples. Produces machines for the assembly and packaging of semiconductor devices.
	(Cost $6,388,067)

		42,117,012	9.50%

Insurance — 3.23%

60,800	Zurich Financial Services AG1 Registered Shares	14,332,607	3.23%
	Offers property, accident, health, automobile, liability, financial risk and life insurance and retirement products. (Cost $13,625,007)

		14,332,607	3.23%

Medical Technology — 0.63%

168,000	Kuros Biosurgery AG4,5,6 Registered Shares	2,785,813	0.63%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $2,516,639)

		2,785,813	0.63%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Oil & Gas — 1.75%

119,000	Transocean Ltd.[2] Bearer Shares	$7,753,058	1.75%
	Owns or operates mobile offshore drilling units, inland drilling barges and other assets utilized in the support of offshore drilling activities worldwide. (Cost $6,154,428)

		7,753,058	1.75%

Personal & Household Goods — 4.62%

54,100	Swatch Group AG1 Bearer Shares	20,472,665	4.62%
	Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. Also operates retail boutiques. (Cost $14,834,046)

		20,472,665	4.62%

Pharmaceuticals — 21.53%

1,114,700	Novartis AG1 Registered Shares	64,295,353	14.49%
	One of the leading manufacturers of branded and generic pharmaceutical products. Manufactures nutrition products. (Cost $31,771,769)

227,200	Roche Holding AG1 Non-voting equity securities	31,209,622	7.04%
	Worldwide pharmaceutical company. (Cost $4,015,648)

		95,504,975	21.53%

No. of Shares	Security	Fair Value	Percent of Net Assets

Real Estate & Infrastructure— 5.34%

8,800	Flughafen Zuerich AG Registered Shares	$3,215,722	0.72%
	Constructs, leases, and maintains airport structures and equipment. (Cost $2,890,406)

31,000	Mobimo Holding AG2 Registered Shares	5,806,848	1.31%
	Builds and renovates residential real estate and invests in commercial real estate. (Cost $4,479,339)

135,000	PSP Swiss Property AG1 Registered Shares	10,039,152	2.26%
	Owns and manages real estate, including a portfolio of office buildings in the financial and historic sections of the five largest Swiss cities. (Cost $7,526,003)

65,000	Swiss Prime Site AG2 Registered Shares	4,640,719	1.05%
	Owns business and mixed-use business/residential buildings in commercial centers in Switzerland. (Cost $3,805,741)

		23,702,441	5.34%

Retailers — 6.31%

310,000	Compagnie Financiere Richemont SA, Series A1 Bearer Shares	15,012,130	3.38%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments, and men’s and women’s wear. (Cost $11,777,048)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Retailers — (continued)

83,000	Dufry Group[2] Registered Shares	$7,977,583	1.80%
	Operates duty-free shops in countries such as Tunisia, Italy, Mexico, France, Russia, the United Arab Emirates, Singapore, the Caribbean and the United States. (Cost $5,225,267)

10,600	Galenica AG Registered Shares	5,012,744	1.13%
	Manufactures and distributes prescription and over-the-counter drugs, toiletries and hygiene products. (Cost $3,051,975)

		28,002,457	6.31%

Technology — 2.24%

202,900	Kudelski SA Bearer Shares	5,337,561	1.20%
	Designs and manufactures digital security products. (Cost $6,223,174)

149,500	Temenos Group AG2 Registered Shares	4,606,121	1.04%
	Provides integrated software for the banking sector. (Cost $3,482,574)

		9,943,682	2.24%

	Total Common Stocks (Cost $273,542,048)	418,009,037	94.23%

No. of Shares/ Units	Security	Fair Value	Percent of Net Assets
Preferred Stocks — 1.17%

Biotechnology — 1.04%

3,162	NovImmune SA, Series B Preferred Shares[4,5,6]	$2,183,121	0.49%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $2,062,307)

133,200	Synosia Therapeutics Holding AG, Series B Preferred Shares[4,5,6]	2,047,186	0.46%
	Develops and intends to commercialize innovative products for unmet medical needs in psychiatry and neurology. (Cost $1,740,545)

25,788	Synosia Therapeutics Holding AG, Series C Preferred Shares[4,5,6]	396,342	0.09%
	Develops and intends to commercialize innovative products for unmet medical needs in psychiatry and neurology. (Cost $378,003)

		4,626,649	1.04%

Medical Technology — 0.13%

83,611	EyeSense AG, Series C Preferred Shares[4,5,6]	573,214	0.13%
	A spin-out from Ciba Vision AG developing novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $537,326)

		573,214	0.13%

	Total Preferred Stocks (Cost $4,718,181)	5,199,863	1.17%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2010

No. of Shares/ Units	Security	Fair Value	Percent of Net Assets
Convertible Corporate Bond — 1.55%

Industrial Goods & Services — 1.55%

6,500,000	Adecco Investment Bond, 6.50%, 11/26/12 (Cost $6,387,196)	$6,865,389	1.55%

	Total Convertible Corporate Bond (Cost $6,387,196)	6,865,389	1.55%

Private Equity Limited Partnerships — 1.92%

	Aravis Biotech Il - Limited Partnership[2,4,5,6] (Cost $1,693,366)	1,798,851	0.41%

	Zurmont Madison Private Equity, Limited Partnership[2,4,5,6] (Cost $8,480,050)	6,696,134	1.51%

	Total Private Equity Limited Partnerships (Cost $10,173,416)	8,494,985	1.92%

	Total Investments* (Cost $294,820,841)	438,569,274	98.87%

	Other Assets less Other Liabilities, net	5,027,992	1.13%

	Net Assets	$443,597,266	100.0%

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities. Transactions during the year with companies which were affiliates are as follows:

Name of Issuer	Shares Held as of 12/31/09	Value as of 12/31/09	Gross Additions	Gross Reductions	Income	Shares Held as of 9/30/10	Value as of 9/30/10
Addex Pharmaceuticals Ltd.	488,370	$6,519,474	$—	$(1,245,879)	$—	352,155	$3,766,846

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2010

[4]

Security valued by the Board’s Pricing Committee. Restricted security not registered under the Securities Act of 1933, as amended, other than Rule 144A securities. At the end of the period, the value of these securities amounted to $18,121,891 or 4.09% of the Fund’s net assets. Additional information on the restricted securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, LP	July 31, 2007 — June 30, 2010	$1,693,366
Kuros Biosurgery Holding AG	August 10, 2009 — August 28, 2009	2,516,639
EyeSense AG — Preferred Shares C	July 22, 2010	537,326
NovImmune SA — Common Shares	October 7, 2009 — December 11, 2009	1,551,109
NovImmune SA — Preferred Shares B	October 7, 2009 — December 11, 2009	2,062,307
Synosia Therapeutics Holdings AG, Series B Preferred Shares	October 17, 2008 — February 23, 2009	1,740,545
Synosia Therapeutics Holdings AG, Series C Preferred Shares	August 30, 2010	378,003
Zurmont Madison Private Equity, LP	September 13, 2007 — September 9, 2010	8,480,050

		$18,959,345

[5]	Illiquid. There is no public market for these securities.
[6]	Security priced at Fair Value as determined by the Board’s Pricing Committee. At the end of the period, the value of these securities amounted to $18,121,891 or 4.09% of the net assets.
*	Cost for Federal income tax purposes is $298,936,940 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$155,812,215
Gross Unrealized Depreciation	(16,179,881)

Net Unrealized Appreciation	$139,632,334

The description of each investment shown on the Schedule of Investments was obtained from Bloomberg as of September 30, 2010.

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (concluded)	September 30, 2010

PORTFOLIO HOLDINGS
% of Net Assets
Common Stocks
Pharmaceuticals	21.5%
Food & Beverages	19.1%
Industrial Goods & Services	9.5%
Banks	8.5%
Retailers	6.3%
Real Estate & Infrastructure	5.3%
Personal & Household Goods	4.6%
Diversified Manufacturing Operation	4.0%
Construction & Materials	3.7%
Insurance	3.2%
Technology	2.2%
Oil & Gas	1.8%
Chemicals	1.5%
Biotechnology	1.2%
Commercial Services	1.2%
Medical Technology	0.6%
Private Equity Limited Partnerships	1.9%
Convertible Corporate Bond	1.6%
Preferred Stocks	1.2%
Other Assets and Liabilities	1.1%

100.0%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end investment management company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed income securities, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If a current bid price is not available, the Fund uses the mean between the last quoted bid and asked prices. When valuing fixed income securities that mature within sixty days, the Fund uses amortized cost, which approximates fair value.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish fair valuation procedures. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. Additional consideration is given to those assets or liabilities that have experienced a decrease in the volume or level of activity or have identified circumstances that indicate that a transaction is not orderly.

Swiss exchange-listed options or options that are not listed at the request of a counterparty are valued using implied volatilities as input into widely accepted models (e.g., Black-Scholes). Eurex-listed options are valued at their most recent sale price (latest bid for long options and the latest ask for short options), or if there are no such sales, at the average of the most recent bid and asked quotations, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options); however, if there are no such quotations, such contracts will be valued using the implied volatilities observed for similar options as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2010:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$413,581,994	$—	$4,427,043	$418,009,037
Preferred Stock	—	—	5,199,863	5,199,863
Convertible Corporate Bond	—	6,865,389	—	6,865,389
Private Equity Limited Partnerships	—	—	8,494,985	8,494,985

Total Investments in Securities	$413,581,994	$6,865,389	$18,121,891	$438,569,274

*	Please see the Schedule of Investments for Industry classifications.

The inputs and valuation techniques used to value Level 2 securities, which consist of an exchange-listed corporate convertible bond, are based on a pricing service model, which may include consideration of dealer quotes, trade execution data, conversion prices compared to the current market quotation of the underlying stock and, when available, the last sale price on the exchange on which it trades.

Level 3 securities consist of direct investments in privately-held companies and investments in private equity limited partnerships. Privately-held companies and underlying securities in private equity limited partnerships are valued according to International Financial Reporting Standards (IFRS) and European Venture Capital Association (EVCA) principles. The inputs and valuation techniques used to value Level 3 securities may include the following: acquisition cost; size of the investment; fundamental analytical data; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. For the private equity limited partnerships, inputs and valuation techniques also may include fair valuations of the limited partnerships and their portfolio holdings provided by the underlying funds’ managers, other available information about the funds’ portfolio holdings, values obtained on redemption from other investors in an underlying fund, discussions with the underlying funds’ managers and/or other investors and comparisons of previously-obtained estimates against the fund’s audited financial statements.

When valuing Level 3 investments, management also considers potential events that could have a material impact on their operations. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by investment basis.

The Fund has adopted a policy of recognizing significant transfers between all Levels based on their market prices at the reporting period end. For the nine-month period ended September 30, 2010, there were no significant transfers between Level 1, Level 2, and Level 3.

In January 2010, Financial Accounting Standards Board issued Accounting Standards Update 2010-06 to ASC 820-10, “Fair Value Measurements and Disclosures”. The amendment requires disclosure of purchases and sales in the Level 3 roll forward on a gross basis. The amendment is effective for interim and fiscal periods beginning after December 15, 2010. Management is currently evaluating the impact this guidance will have on the Fund’s related disclosures.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity Limited Partnerships
Balance as of December 31, 2009	$4,183,797	$3,997,870	$7,395,960
Change in Unrealized Appreciation/Depreciation	243,246	286,664	375,873
Net Purchases	—	915,329	723,152

Balance as of September 30, 2010	$4,427,043	$5,199,863	$8,494,985

C. When Issued and Delayed Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a capital gain or loss. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

D. Options

The Fund may buy call options and put options, and may sell (write) covered call options. Options may be entered into on securities in which the Fund may invest and on Swiss stock indices. Option contracts are utilized to manage the Fund’s exposure to changing security prices and to generate income. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium as an investment that is subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a call option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains.

Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

Transactions in written call options during the period ended September 30, 2010, were as follows:

	Number of Contracts	Premiums Received
Outstanding, December 31, 2009	30,000	$762,490
Written	—	—
Exercised	—	—
Expired	—	—
Closed	(30,000)	(762,490)

Outstanding, September 30, 2010	—	$—

Market Value of Liability, September 30, 2010		$—

The Fund held no contracts at September 30, 2010.

E. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities and equity-linked securities. In addition, the Fund makes its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing assets and liabilities, the Fund uses the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

F. Estimates

The preparation of the Schedule of Investments in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Schedule of Investments. Actual results could differ from those estimates.

G. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements to the U.S. dollar relative to the Swiss franc, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region exposes the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Private Equity

The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and, as such, has elected to use the practical expedient as calculated on the reporting entity’s measurement date as the fair value of the investment. A listing of the investments held by the Fund and their attributes as of September 30, 2010 that qualify for these valuations are shown in the table below.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (concluded)

As of September 30, 2010, the Fund invested in private equity limited partnerships. The Fund’s investments are summarized in the Schedule of Investments. The Fund’s capital commitments and the amount disbursed to the private equity limited partnerships are shown in the table below:

Private Equity Limited Partnerships—International (a)	Original Capital Commitment*	Unfunded Commitments	Fair Value as of September 30, 2010
Zurmont Madison Private Equity LP	$14,330,314	$5,217,943	$6,696,134
Aravis Biotech II LP	3,326,680	1,415,170	1,798,851

*	The original capital commitment represents 14,000,000 and 3,250,000 Swiss francs for Zurmont Madison Private Equity LP and Aravis Biotech II LP, respectively. The exchange rate as of September 30, 2010 was used for conversion and equals 0.976950.

(a)	This category includes two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two funds. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of a fund. If these investments were held, it is estimated that the underlying assets of each fund would be realized over 4 to 6 years.

Note 3—Subsequent Events

Management has evaluated subsequent events through the date this report was available to be issued and there are no subsequent events to report.

THE SCHEDULE OF INVESTMENTS SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS WHICH ARE INCLUDED IN THE FUND’S SEMI-ANNUAL REPORT OR AUDITED ANNUAL REPORT. THESE REPORTS INCLUDE ADDITIONAL INFORMATION ABOUT CERTAIN SECURITY TYPES INVESTED IN BY THE FUND.

Item 2. Controls and Procedures.

(a)	The registrant’s Chief Executive Officer and Chief Financial Officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Swiss Helvetia Fund, Inc.

By (Signature and Title)*	/s/ Rudolf Millisits
Rudolf Millisits, Chief Executive Officer

Date	November 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Rudolf Millisits
Rudolf Millisits, Chief Executive Officer

Date	November 23, 2010

By (Signature and Title)*	/s/ Rudolf Millisits
Rudolf Millisits, Chief Financial Officer

Date	November 23, 2010